UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2021 (March 5, 2021)

Steele Creek Capital Corporation

(Exact name of registrant as specified in charter)

Maryland	85-1327288
(State or other jurisdiction of incorporation or registration)	(I.R.S. Employer Identification No.)

201 S. College Street, Suite 1690, Charlotte, NC	28244
(Address of principal executive offices)	(Zip Code)

(704) 343-6011

(Registrant’s telephone number, including area code)

with copies to:

Harry S. Pangas, Esq.

Dechert LLP

1900 K Street NW

Washington, DC 20006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.

On March 5, 2021, Steele Creek Capital Corporation (the “Company”) sold 54,897.799 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for an aggregate offering price of $600,000.

The sale of Common Stock was made pursuant to subscription agreements entered into by the Company and its investors. Under the terms of the subscription agreements, investors are required to pay such amount at the time of subscription.

The issuance of the Common Stock is exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof and Regulation D thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steele Creek Capital Corporation

By:	/s/ Douglas S. Applegate, Jr.
Name:	Douglas S. Applegate, Jr.
Title:	Chief Financial Officer

March 9, 2021